UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
August 2, 2011

Douglas Emmett, Inc.
 (Exact name of registrant as specified in its charter)

Maryland	1-33106	20-3073047
(State or other jurisdiction of incorporation)	Commission file number	(I.R.S. Employer identification No.)

808 Wilshire Boulevard, Suite 200, Santa Monica, California 90401
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (310) 255-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions

On August 2, 2011, Douglas Emmett, Inc. issued a press release setting forth the results for the Company for the quarter ended June 30, 2011 and provided certain Supplemental Financial and Operating Information. The press release is attached hereto as Exhibit 99.1 and the Supplemental Financial and Operating Information is attached hereto as Exhibit 99.2. The information contained in this report on Form 8-K, including the Exhibits, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Douglas Emmett, Inc. under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued by Douglas Emmett, Inc. dated August 2, 2011.
99.2	Supplemental Financial and Operating Information provided by Douglas Emmett, Inc. on August 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOUGLAS EMMETT, INC.
Dated: August 2, 2011	By:	/s/ WILLIAM KAMER
William Kamer
Chief Financial Officer